SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 2, 2014 (November 12, 2013)

Date of Report (Date of earliest event reported)

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Louisiana Street, Suite 2060

Houston, Texas 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 12, 2013, Crestwood Midstream Partners LP (the “Partnership”) filed a Current Report on Form 8-K (the “Original Report”) announcing the consummation of the Partnership’s previously announced acquisition of Arrow Midstream Holdings, LLC (“Arrow”), pursuant to an Agreement and Plan of Merger, dated as of October 8, 2013, among the Partnership, Crestwood Arrow Acquisition LLC, Arrow, and Arrow’s members, Legion Energy, LLC and OZ Midstream Holdings, LLC (the “Arrow Acquisition”).

On October 17, 2013, the Partnership filed a Current Report on Form 8-K which included (i) the audited consolidated financial statements of Arrow and related footnotes as of December 31, 2012 and 2011 and for each of the two years in the period ended December 31, 2012, (ii) the unaudited condensed consolidated financial statements of Arrow and related footnotes as of June 30, 2013 and for the six months ended June 30, 2013 and 2012 and (iii) the unaudited pro forma condensed combined financial statements of the Partnership as of June 30, 2013, giving effect to the Arrow Acquisition (together, the “Previously Filed Financial Statements”).

This Amendment No. 1 on Form 8-K/A amends the Original Report to (i) update the Previously Filed Financial Statements and (ii) include such financial statements on the Original Report as required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Information of Businesses Acquired.

The audited consolidated financial statements of Arrow as of December 31, 2012 and 2011 and for each of the two years in the period ended December 31, 2012, and the related notes thereto, together with the report of Grant Thornton LLP, independent certified public accountants, concerning those statements and related notes, are attached as Exhibit 99.1 to the Current Report on Form 8-K filed by the Partnership on October 17, 2013 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Arrow as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012, and the related notes thereto, are attached as Exhibit 99.2 to the Current Report on Form 8-K filed by the Partnership on October 17, 2013 and are incorporated herein by reference.

The unaudited condensed consolidated interim financial statements of Arrow as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012, and the related notes thereto are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information of the Partnership is attached hereto as Exhibit 99.4 and incorporated herein by reference:

•	Introduction

•	Unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2013

•	Unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2012

•	Unaudited pro forma condensed combined consolidated statements of operations for the nine months ended September 30, 2013

•	Notes to unaudited pro forma condensed combined consolidated financial statements

The unaudited pro forma condensed combined consolidated financial information of the Partnership included in this filing amends and supersedes in its entirety the unaudited pro forma condensed combined consolidated financial information included as Exhibit 99.3 to the Current Report on Form 8-K filed by the Partnership on October 17, 2013.

(d) Exhibits

Exhibit No.	Description

99.1	Arrow Midstream Holdings, LLC’s audited consolidated financial statements and related footnotes as of December 31, 2012 and 2011 and for each of the two years in the period ended December 31, 2012 (incorporated herein by reference to Exhibit 99.1 to Crestwood Midstream Partners LP’s Form 8-K filed on October 17, 2013)

99.2	Arrow Midstream Holdings, LLC’s unaudited condensed consolidated financial statements and related footnotes as of June 30, 2013 and for the six months ended June 30, 2013 and 2012 (incorporated herein by reference to Exhibit 99.2 to Crestwood Midstream Partners LP’s Form 8-K filed on October 17, 2013)

99.3	Arrow Midstream Holdings, LLC’s unaudited condensed consolidated interim financial statements and related footnotes as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.4	Unaudited pro forma condensed combined consolidated financial statements of the Partnership, giving effect to the Arrow Acquisition.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Midstream GP, LLC,
its General Partner

Date: January 2, 2014	By:	/s/ Michael J. Campbell
Michael J. Campbell
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Arrow Midstream Holdings, LLC’s audited consolidated financial statements and related footnotes as of December 31, 2012 and 2011 and for each of the two years in the period ended December 31, 2012 (incorporated herein by reference to Exhibit 99.1 to Crestwood Midstream Partners LP’s Form 8-K filed on October 17, 2013)

99.2	Arrow Midstream Holdings, LLC’s unaudited condensed consolidated financial statements and related footnotes as of June 30, 2013 and for the six months ended June 30, 2013 and 2012 (incorporated herein by reference to Exhibit 99.2 to Crestwood Midstream Partners LP’s Form 8-K filed on October 17, 2013)

99.3	Arrow Midstream Holdings, LLC’s unaudited condensed consolidated interim financial statements and related footnotes as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.4	Unaudited pro forma condensed combined consolidated financial statements of the Partnership, giving effect to the Arrow Acquisition.

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